Exhibit 32.1
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Richard D. Fairbank, Chairman, Chief Executive Officer and President of Capital One Financial Corporation ("Capital One"), a Delaware corporation , do hereby certify that:

1.
The Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Form 10-Q”) of Capital One fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Capital One.

Date:	October 31, 2019	By:	/s/ RICHARD D. FAIRBANK
Richard D. Fairbank Chair, Chief Executive Officer and President
A signed original of this written statement required by Section 906 has been provided to Capital One and will be retained by Capital One and furnished to the Securities and Exchange Commission or its staff upon request.